                   OFI TREMONT CORE DIVERSIFIED HEDGE FUND
                    Supplement dated June 15, 2004 to the
                       Prospectus dated January 8, 2004

The Prospectus supplement dated March 24, 2004 is hereby withdrawn.

The Prospectus is changed as follows:

1.     The following is added as the last paragraph of the section titled
       "Management Fee" on page 3 of the prospectus:

            As of May 1,  2004,  the  Adviser  waived a  portion  of its management fee under a voluntary  undertaking to the Fund to limit  these  fees  to  an  annual  rate  of  1.25%  of  the aggregate value of outstanding  shares  determined as of the last day of the month  (before any  repurchases  of shares).
            That undertaking may be amended or withdrawn at any time.
2.    Footnote 1 in the table titled "Annual Fund Operating  Expenses" on page
       5 is replaced with the following:

            As of May 1,  2004,  the  Adviser  waived a  portion  of its management fee under a voluntary  undertaking to the Fund to limit  these  fees  to  an  annual  rate  of  1.25%  of  the aggregate value of outstanding  shares  determined as of the last day of the month  (before any  repurchases  of shares).
            That undertaking may be amended or withdrawn at any time.

3.    Footnote 2 in the table titled "Annual Fund Operating  Expenses" on page
       5 is replaced with the following:

            Under  the  terms of an  administration  agreement  with the
            Fund,  the  Adviser  will  provide  certain   administrative
            services to the Fund, including,  among others, assisting in the review of investor  applications,  handling  shareholder inquiries,  and preparing  various  reports,  communications and  regulatory  filings of the Fund. In  consideration  for
            those  administrative   services,  the  Fund  will  pay  the
            Adviser a monthly  fee  computed at the annual rate of 0.15%
            of the aggregate value of outstanding  shares  determined as of the last day of each calendar month (the  "Administration
            Fee")  that is  included  in "Other  Expenses,"  above.  See
            "Administrative Services," below.

            Does not  include  ongoing  offering  costs  (which  are not expected to exceed 1% of net assets  annually) which will be charged to capital as incurred.

            The Adviser directly assumed all offering costs associated
            with the initial registration and offering of shares.   In
            addition, the Adviser assumed all organizational expenses
            directly at the time of the seeding of the Fund.

   4. Footnote 3 in the table titled  "Annual Fund  Operating  Expenses"
   on page 5 is replaced with the following:

         The "Other  Expenses"  in the table are based on,  among  other things,  the fees the Fund  would  pay if the  Adviser  had not voluntarily  undertaken  to limit the Fund's total  expenses to not more than 1.75% of the  Fund's  average  daily net  assets.
         The  Adviser may  terminate  or amend this  undertaking  at any time without  notice to  shareholders.  After giving  effect to the expense  limitation,  "Other Expenses" are 0.25% and "Total
         Annual  Operating  Expenses"  are  1.75%  as  a  percentage  of
         average  daily  net  assets.   Effective  April  1,  2004,  the
         Adviser  has  voluntarily  undertaken  to the Fund to limit the
         Fund's total  expenses to not more than 1.50% of average annual net assets.  That  undertaking  may be amended or  withdrawn at any time without notice to shareholders.

         Investors will also  indirectly  bear expenses at the Portfolio
         Fund level.  The agreements  related to the Fund's  investments in  Portfolio  Funds  provide  for  compensation  to  Portfolio
         Managers in the form of  management  fees  ranging from 1.0% to
         2.0%  annually  of net  assets,  plus a  performance-based  fee ranging from 10% to 25% of net profits earned.

         Expenses may vary in future  years.  "Other  Expenses"  consist of transfer agent fees, custodial expenses,  and accounting and legal expenses among others.

5. The following is added as the last  sentence of the first  paragraph of the section titled "Advisory Fees" on page 27 of the prospectus:

         As of  May  1,  2004,  the  Adviser  waived  a  portion  of its management  fee under a  voluntary  undertaking  to the Fund to limit  these fees to an annual  rate of 1.25% of the  aggregate value of  outstanding  shares  determined as of the last day of
         the  month   (before   any   repurchases   of   shares).   That
         undertaking may be amended or withdrawn at any time.

6.  The  paragraph  titled  "Investor  Servicing  Arrangements"  on page 29 is replaced with the following:

      Investor  Servicing  Arrangements.  Effective  April 1, 2004,  the
      Adviser  intends  to pay,  out of its own  assets,  to  qualifying brokers,  dealers and  financial  advisers  that  provide  ongoing
      investor   services   and   account   maintenance    services   to
      shareholders   that  are  their   customers   ("Investor   Service
      Providers")  an  amount  not to  exceed  0.25%  (on an  annualized basis)  of the  aggregate  value  of  outstanding  shares  held by
      shareholders   introduced  by  such  Investor  Service  Providers.
      These  services   include,   but  are  not  limited  to,  handling
      shareholder  inquiries  regarding  the Fund (e.g.,  responding  to questions  concerning  investments in the Fund,  account balances, and reports and tax information  provided by the Fund);  assisting
      in  the  enhancement  of  relations  and  communications   between
      shareholders  and the Fund;  assisting  in the  establishment  and maintenance  of shareholder  accounts with the Fund;  assisting in
      the   maintenance   of   Fund   records   containing   shareholder
      information;  and providing such other information and shareholder liaison services as the Adviser may reasonably request.

7. The second  paragraph of the section titled "Fund  Expenses" on page 30 is replaced with the following:

      Ongoing   offering   costs,   as  required   by   applicable
   accounting   principles,   will  be   charged   to  capital  as
   incurred.

June 15, 2004                                               PS0482.002